Quarterly Financial Data Supplement (Unaudited)
Third Quarter 2008

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
THIRD QUARTER 2008 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:

Quarterly EPS

•	Net loss of $25.0 million; operating loss of $22.6 million

•	Net loss per diluted share of $0.43; operating loss per diluted share of $0.40

•	Preferred stock dividends totaled $6.2 million, up from $5.8 million for previous quarter

•	Average diluted shares of 72.8 million, up 0.2% versus prior quarter; down 1.2% versus prior year

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $123.5 million

•	Operating revenues of $125.5 million, down $6.3 million

— Non-operating items: $725,000 net loss on securities

•	Tax-equivalent net interest income of $96.9 million, down $4.6 million

— Net interest margin of 3.08%, down 16 basis points from 3.24%

— Average earning assets of $12.6 billion, down $23.3 million

•	Operating noninterest income of $28.6 million, down $1.7 million from prior quarter; $1.0 million from prior year

Average Balance Sheet Growth

•	Average loans were flat compared to prior quarter

•	Average securities, down $40.4 million since prior quarter; down $413.7 million since 3Q07

•	Average customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, up $50.4 million or 0.6% linked-quarter

•	Average wholesale borrowings, including brokered deposits and excluding customer sweep accounts, down $132.3 million or 3.2% linked-quarter

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $93.4 million

— Non-operating items: $4.6 million employment contracts and severance, and $125,000 gain on early extinguishment of debt

•	Operating noninterest expenses of $88.9 million, up $4.2 million from prior quarter; $11.5 million from prior year

— Loan collection and monitoring up $1.9 million from prior quarter; $3.4 million from prior year

— FDIC insurance premiums (included in regulatory assessments) up $646,000 from prior quarter; $2.7 million from prior year

•	Operating noninterest expenses 2.56% of average assets (annualized), an increase from 2.46% prior quarter

Credit Quality

•	Nonperforming assets of $293.2 million or 2.83% of loans and foreclosed property

•

Nonperforming loans held for investment increased to $240.1 million from $220.2 million at June 30, 2008; sale of $25.9 million of problem loans moderated nonperforming loan levels; nonperforming loans held for sale totaled $22.6 million

•	Net loan charge-offs of $75.4 million, or 2.87% annualized as a % of average loans held for investment

•	Provision for credit losses exceeded net loan charge-offs by $9.2 million and increased allowance

•	Allowance for credit losses of $203.0 million or 1.97% of loans held for investment, an increase from 1.85% prior quarter

•	Allowance coverage of nonperforming loans held for investment of 0.84 times, comparable with 0.87 times at June 30, 2008

Capital

•	Tangible equity to tangible asset ratio of 7.94%, unchanged from June 30, 2008

•	Tangible book value per share assuming conversion of the preferred stock of $9.42, down from $9.63 at June 30, 2008

•	After-tax unrealized loss on available for sale securities decreased $4.0 million from prior quarter

•	Tier 1 capital ratio of 11.14%, up from 11.05% at June 30, 2008; capital ratios exceed all “well capitalized” regulatory requirements

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Interest Income
Interest and fees on loans	$155,433	$158,016	$171,228	$190,846	$195,393
Interest and dividends on securities:
Taxable	20,186	20,591	20,392	22,431	25,390
Exempt from federal income taxes	2,422	2,479	2,693	2,809	2,856

Total interest and dividends on securities	22,608	23,070	23,085	25,240	28,246
Interest on short-term investments	197	106	72	64	100

Total interest income	178,238	181,192	194,385	216,150	223,739

Interest Expense
Interest on deposits	69,071	63,180	77,106	93,253	94,497
Interest on borrowed funds	13,548	17,807	24,573	27,949	32,468

Total interest expense	82,619	80,987	101,679	121,202	126,965

Net Interest Income	95,619	100,205	92,706	94,948	96,774
Provision for Credit Losses	84,608	63,763	73,292	31,926	10,504

Net interest income after provision for credit losses	11,011	36,442	19,414	63,022	86,270
Noninterest Income	27,900	32,190	30,916	28,741	29,917
Noninterest Expenses	93,392	87,620	268,179	80,481	78,739

Income (loss) before income taxes	(54,481)	(18,988)	(217,849)	11,282	37,448
Income tax expense (benefit)	(29,526)	(8,056)	(16,557)	2,293	11,609

Net Income (Loss)	(24,955)	(10,932)	(201,292)	8,989	25,839
Preferred stock dividends	6,250	5,833	—	—	—

Net Income (Loss) Available to Common Shareholders	$(31,205)	$(16,765)	$(201,292)	$8,989	$25,839

Average common shares outstanding, basic	72,755,480	72,611,024	72,449,437	72,571,612	73,146,211
Average common shares outstanding, diluted (1)	72,755,480	72,611,024	72,449,437	72,875,062	73,605,752
Earnings (loss) per common share, basic	$(0.43)	$(0.23)	$(2.78)	$0.12	$0.35
Earnings (loss) per common share, diluted	(0.43)	(0.23)	(2.78)	0.12	0.35
Cash dividends declared per common share	0.01	0.01	0.19	0.19	0.18

(1)	For the three months ended September 30, 2008, June 30, 2008, and March 31, 2008 average diluted shares exclude preferred stock and outstanding equity awards since their effect would be antidilutive.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Noninterest Income
Service charges on deposit accounts	$11,376	$10,986	$10,429	$11,470	$11,213
Debit card income, net	2,006	2,056	1,876	1,938	1,838
Customer service fee income	1,425	1,358	1,331	1,422	1,533

Total customer fee income	14,807	14,400	13,636	14,830	14,584

Retail investment services, net	2,294	2,120	1,546	2,103	2,064
Insurance income	2,368	2,388	3,060	2,906	2,839
Trust and investment management income	1,728	1,857	1,666	1,625	1,642
Benefits administration fees	813	734	756	881	889

Total wealth management income	7,203	7,099	7,028	7,515	7,434

Mortgage banking income	879	1,858	1,485	1,273	834
Bank-owned life insurance	2,881	2,910	3,147	3,065	2,974
Merchant processing income, net	916	809	857	829	928
Gain (loss) on certain derivative activities	(199)	236	12	5	198
Other	2,138	3,002	2,451	2,512	2,678

Operating noninterest income (noninterest income, excluding non-operating items)	28,625	30,314	28,616	30,029	29,630

Gain (loss) on securities	(725)	1,876	396	(1,288)	287
Gain on Visa IPO share redemption	—	—	1,904	—	—

Non-operating noninterest (loss) income	(725)	1,876	2,300	(1,288)	287

Total noninterest income	$27,900	$32,190	$30,916	$28,741	$29,917

Noninterest Expenses
Salaries and wages	$37,700	$36,136	$34,853	$33,220	$34,535
Employee benefits	9,252	9,113	9,298	9,232	8,862
Occupancy	9,770	8,972	8,623	8,783	8,723
Furniture and equipment	6,991	6,733	6,383	6,590	6,543
Professional services	4,573	3,579	3,527	3,767	4,278
Advertising and business development	2,114	2,731	2,471	2,054	1,443
Telecommunications	1,628	1,476	1,423	1,453	1,404
Amortization of intangibles	1,474	1,589	1,658	1,853	1,907
Regulatory assessments	3,020	2,374	2,077	1,464	300
Loan collection and monitoring	4,112	2,167	970	1,313	710
Other	8,262	9,803	8,781	9,372	8,735

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	88,896	84,673	80,064	79,101	77,440

Goodwill impairment	—	—	188,431	—	—
Employment contracts and severance	4,621	2,299	—	—	—
Branch acquisition and conversion costs	—	731	—	—	—
Gain (loss) on early extinguishment of debt	(125)	(83)	547	499	1,299
Visa-related litigation	—	—	(863)	881	—

Non-operating noninterest expenses	4,496	2,947	188,115	1,380	1,299

Total noninterest expenses	$93,392	$87,620	$268,179	$80,481	$78,739

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Assets
Cash and due from banks	$176,293	$224,991	$223,185	$290,974	$221,529
Interest-bearing bank balances	35	55,713	10,035	5,551	520
Federal funds sold and securities purchased to resell	—	50,000	—	—	—
Securities
Available for sale	1,995,681	1,987,232	2,069,898	1,986,212	2,323,241
Held to maturity	24,518	26,677	31,468	39,691	41,174

Total securities	2,020,199	2,013,909	2,101,366	2,025,903	2,364,415

Loans held for sale	37,575	21,871	16,119	17,867	19,572
Loans held for investment	10,299,640	10,475,731	10,275,653	10,213,420	10,173,237
Less: Allowance for loan losses	(200,748)	(191,727)	(174,420)	(126,427)	(118,861)

Net loans held for investment	10,098,892	10,284,004	10,101,233	10,086,993	10,054,376

Premises and equipment, net	274,258	265,853	243,628	233,852	226,784
Accrued interest receivable	51,207	56,118	56,764	70,464	73,383
Goodwill	461,458	463,300	462,572	651,003	650,637
Other intangible assets, net	23,112	24,586	25,521	27,179	29,032
Other assets	552,149	516,525	491,297	467,798	459,973

	$13,695,178	$13,976,870	$13,731,720	$13,877,584	$14,100,221

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,022,632	$1,107,115	$1,108,623	$1,127,657	$1,164,312
Interest-bearing customer deposits	6,412,343	6,388,904	6,466,940	6,402,503	6,353,852
Interest-bearing brokered deposits	2,573,833	2,390,350	1,875,969	2,258,408	1,983,505

Total deposits	10,008,808	9,886,369	9,451,532	9,788,568	9,501,669
Short-term borrowings	1,188,929	1,581,601	1,917,450	1,637,550	2,070,581
Long-term debt	773,109	772,957	799,217	698,340	732,203
Accrued interest payable	61,463	55,880	58,705	69,288	73,418
Other liabilities	129,255	120,861	126,495	133,530	174,098

Total liabilities	12,161,564	12,417,668	12,353,399	12,327,276	12,551,969

Shareholders’ equity
Preferred stock	249,000	250,000	—	—	—
Common stock	73,006	72,796	72,630	72,455	72,971
Surplus	1,104,697	1,101,524	1,110,356	1,107,601	1,116,361
Retained earnings	120,578	152,567	170,186	386,061	391,019
Accumulated other comprehensive income (loss), net of income tax	(13,667)	(17,685)	25,149	(15,809)	(32,099)

Total shareholders’ equity	1,533,614	1,559,202	1,378,321	1,550,308	1,548,252

	$13,695,178	$13,976,870	$13,731,720	$13,877,584	$14,100,221

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$28,084	$27,703	$28,798	$27,592	$168,614
U.S. Government agencies	327,933	335,593	337,775	503,571	659,681
Agency mortgage-backed securities	1,312,116	1,276,145	1,343,108	1,088,427	1,119,547
Private label mortgage-backed securities	15,152	15,544	16,209	—	—
State and municipal	260,532	270,521	279,788	302,586	303,388
Other investments (1)	51,864	61,726	64,220	64,036	72,011

Total available for sale securities	1,995,681	1,987,232	2,069,898	1,986,212	2,323,241

Held to maturity (at amortized cost)	24,518	26,677	31,468	39,691	41,174

Total securities	$2,020,199	$2,013,909	$2,101,366	$2,025,903	$2,364,415

Total securities as a percentage of total assets	14.8%	14.4%	15.3%	14.6%	16.8%

		September 30, 2008

		Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury		$27,070	1.4%	3.8	3.96%
U.S. Government agencies		332,237	16.6	3.1	4.63
Mortgage-backed securities:
Collateralized mortgage obligations		854,310	42.7	5.3	4.55
Adjustable rate mortgages		179,442	8.9	2.3	4.65
Pass-through		338,306	16.9	3.5	4.80
State and municipal		260,495	13.0	2.7	4.99
Corporate bonds		9,893	0.5	0.5	5.53

Total available for sale debt securities		$2,001,753	100.0%	4.0	4.67%

Fixed interest rate:
Mortgage-backed securities		$1,185,742	59.2%	4.8	4.62%
Other		629,695	31.5	2.9	4.76
Variable interest rate:
Mortgage-backed securities		186,316	9.3	2.3	4.65

Total available for sale debt securities		$2,001,753	100.0%	4.0	4.67%

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value	Duration

Up 2.00%	(8.5)%	4.9
Up 1.00%	(4.2)	4.6
Flat	—	4.0
Down 1.00%	3.4	2.7
Down 2.00%(2)	5.3	1.0

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.55%.

(1)

Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $16.9 million.

(2)	Due to the current low interest rate environment, certain modifications were made to the Down 2.00% shock scenario.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	September 30, 2008		December 31, 2007

	Balance	% of Total	Balance	% of Total

Government and agency
U.S. Treasury	$28,084	1.4%	$27,592	1.4%
U.S. Government agencies (1)	327,933	16.2	503,571	24.9
Agency mortgage-backed securities (MBS) (1)(2)	1,312,116	64.9	1,088,427	53.7
Federal Home Loan Bank Stock	38,478	1.9	35,333	1.7

Total government and agency	1,706,611	84.4	1,654,923	81.7

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	187,635	9.3	214,675	10.6
Underlying issuer or collateral rated A or better (including South Carolina State Aid)	80,740	4.0	102,187	5.1
Underlying issuer or collateral rated BBB	7,331	0.4	12,930	0.6
Non-rated	9,244	0.4	12,245	0.6

Total state and municipal	284,950	14.1	342,037	16.9

Corporate bonds
AA or A-rated	9,855	0.5	17,068	0.8
BBB-rated	—	—	3,312	0.2

Total corporate bonds	9,855	0.5	20,380	1.0

Private label mortgage-backed securities (2)
AAA-rated	15,152	0.8	—	—

Total private label mortgage-backed securities	15,152	0.8	—	—

Community bank stocks and other	3,631	0.2	8,563	0.4

Total securities	$2,020,199	100.0%	$2,025,903	100.0%

Percent of total securities:
Rated A or higher		99.0%		98.2%
Investment grade		99.4%		99.0%

(1)	At September 30, 2008, these numbers include, in the aggregate, $169.7 million and $1.3 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.

(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.

(3)	At September 30, 2008 and December 31, 2007, state and municipal securities include $24.4 million and $39.5 million, respectively, of securities held to maturity at amortized cost.

(4)

Ratings shown above do not reflect the benefit of guarantees by bond insurers. At September 30, 2008, $34.5 million of municipal bonds are guaranteed by bond insurers. At December 31, 2007, $43.5 million of municipal bonds are guaranteed by bond insurers.

(5)

At September 30, 2008, the breakdown by current bond rating is as follows: $187.6 million pre-funded with collateral or AAA-rated backed Texas Permanent School Fund, $8.9 million AAA-rated, $83.5 million AA or A-rated, $0.6 million BBB-rated, and $4.3 million non-rated.

Note: Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Commercial Loans
Commercial and industrial	$2,824,117	$2,891,007	$2,788,980	$2,742,863	$2,693,973
Owner - occupied real estate	1,206,597	1,183,618	1,107,069	1,070,376	1,042,131
Commercial real estate	4,094,164	4,162,248	4,156,522	4,158,384	4,178,653

	8,124,878	8,236,873	8,052,571	7,971,623	7,914,757

Consumer Loans
Indirect - sales finance	680,413	728,433	710,806	699,014	707,819
Consumer lot loans	249,062	266,242	291,378	311,386	334,971
Direct retail	100,257	99,951	101,278	107,827	109,883
Home equity	784,357	781,120	754,344	754,158	746,253

	1,814,089	1,875,746	1,857,806	1,872,385	1,898,926

Mortgage Loans	360,673	363,112	365,276	369,412	359,554

Total loans held for investment	$10,299,640	$10,475,731	$10,275,653	$10,213,420	$10,173,237

Percentage of Loans Held for Investment
Commercial and industrial	27.4%	27.6%	27.1%	26.9%	26.5%
Owner - occupied real estate	11.7	11.3	10.8	10.5	10.2
Commercial real estate	39.8	39.7	40.5	40.7	41.1
Consumer	17.6	17.9	18.1	18.3	18.7
Mortgage	3.5	3.5	3.5	3.6	3.5

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(6.7)%	7.8%	2.5%	1.6%	5.7%
Growth year-to-date, annualized	1.1	5.2	2.5	5.3	6.5

(1)	At June 30, 2007 and December 31, 2006, loans held for investment totaled $10,029,228 and $9,701,867, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	9/30/08		6/30/08		3/31/08		12/31/07		9/30/07

Credit Quality
Loans held for investment	$10,299,640		$10,475,731		$10,275,653		$10,213,420		$10,173,237
Allowance for loan losses	200,748		191,727		174,420		126,427		118,861
Allowance for credit losses	203,000		193,825		177,016		128,695		120,424
Nonperforming loans(1)	240,091		220,151		223,790		81,631		53,257
Nonperforming loans held for sale	22,576		—		—		—		—
Foreclosed property (other real estate owned and personal property repossessions)	30,503		21,780		8,227		8,276		5,658

Nonperforming assets	$293,170		$241,931		$232,017		$89,907		$58,915

Nonperforming loans as a % of loans held for investment	2.33%		2.10%		2.18%		0.80%		0.52%
Nonperforming assets as a % of loans and foreclosed property (2)	2.83		2.30		2.25		0.88		0.58
Allowance for loan losses as a % of loans held for investment	1.95		1.83		1.70		1.24		1.17
Allowance for credit losses as a % of loans held for investment	1.97		1.85		1.72		1.26		1.18
Allowance for loan losses to nonperforming loans	0.84	x	0.87	x	0.78	x	1.55	x	2.23	x
Impaired loans (1)	$198,018		$195,774		$206,621		$68,102		$38,060
Specific allowance for impaired loans	29,911		39,238		32,070		11,340		11,010
Loans past due 90 days or more (mortgage and consumer with interest accruing)	12,899		8,779		9,588		5,349		2,629
Net loan charge-offs	75,433		46,954		24,971		23,655		16,801
Average loans held for investment	10,441,580		10,435,248		10,221,424		10,164,807		10,042,419
Net loan charge-offs as a % of average loans held for investment (annualized)	2.87%		1.81%		0.98%		0.92%		0.66%

Allowance for Loan Losses
Balance at beginning of period	$191,727		$174,420		$126,427		$118,861		$125,545
Provision for loan losses	84,454		64,261		72,964		31,221		10,117
Loans charged-off	(76,558)		(48,523)		(27,583)		(25,249)		(17,926)
Recoveries of loans previously charged-off	1,125		1,569		2,612		1,594		1,125

Balance at end of period	$200,748		$191,727		$174,420		$126,427		$118,861

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$2,098		$2,596		$2,268		$1,563		$1,176
Provision for unfunded lending commitments	154		(498)		328		705		387

Balance at end of period	$2,252		$2,098		$2,596		$2,268		$1,563

Allowance for Credit Losses
Balance at beginning of period	$193,825		$177,016		$128,695		$120,424		$126,721
Provision for credit losses	84,608		63,763		73,292		31,926		10,504
Loans charged-off	(76,558)		(48,523)		(27,583)		(25,249)		(17,926)
Recoveries of loans previously charged-off	1,125		1,569		2,612		1,594		1,125

Balance at end of period	$203,000		$193,825		$177,016		$128,695		$120,424

(1)

At September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, these credit quality indicators (nonperforming loans and impaired loans) included $2.4 million, $1.6 million, $1.6 million, $1.7 million, and $1.9 million, respectively, in restructured loans.

(2)	Excluding nonperforming loans held for sale, nonperforming assets as a % of loans held for investment and foreclosed property totaled 2.62% at September 30, 2008.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	9/30/08 Commercial Real Estate (“CRE”) Loans by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$428	$286	$457	$195	$359	$153	$206	$2,084	20%
Residential A&D	111	76	172	56	81	4	55	555	6
Commercial A&D	46	31	42	26	10	13	72	240	2
Commercial construction	162	48	27	36	48	11	29	361	4
Residential construction	49	32	54	29	34	11	16	225	2
Residential condo	24	110	10	9	18	18	20	209	2
Undeveloped land	35	47	70	81	68	40	79	420	4

Total CRE Loans	$855	$630	$832	$432	$618	$250	$477	$4,094	40%

% of Total Loans HFI	8%	6%	8%	4%	6%	3%	5%	40%

	9/30/08 CRE Nonaccrual Loans HFI (“NAL”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (1)

CRE Nonaccrual Loans by Product Type:
Completed income property	$1.8	$1.8	$6.0	$6.8	$1.8	$3.0	$0.6	$21.8	9%
Residential A&D	2.3	2.6	14.7	7.9	3.5	0.2	26.9	58.1	25
Commercial A&D	0.4	7.0	0.6	0.2	—	—	—	8.2	3
Commercial construction	—	—	1.4	—	—	1.7	—	3.1	1
Residential construction	1.3	1.9	5.6	9.5	1.5	—	—	19.8	8
Residential condo	—	2.3	—	1.7	—	8.8	7.0	19.8	8
Undeveloped land	0.1	—	0.9	0.4	3.8	15.9	8.5	29.6	13

Total CRE Nonaccrual Loans	$5.9	$15.6	$29.2	$26.5	$10.6	$29.6	$43.0	$160.4	67%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (1)	3%	7%	12%	11%	4%	12%	18%	67%

	Three Months Ended 9/30/08 CRE Net Charge-offs (“NCO”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$0.1	$—	$0.6	$0.8	$0.4	$—	$—	$1.9	3%
Residential A&D	0.1	0.2	1.5	8.9	1.4	—	5.9	18.0	24
Commercial A&D	0.2	—	(0.1)	0.2	—	0.6	—	0.9	1
Commercial construction	—	—	—	—	—	1.6	—	1.6	2
Residential construction	0.5	0.7	0.4	1.2	(0.1)	—	—	2.7	4
Residential condo	—	1.0	—	0.5	—	2.7	8.0	12.2	16
Undeveloped land	—	—	0.8	—	6.1	3.6	1.2	11.7	15

Total CRE Net Charge-offs	$0.9	$1.9	$3.2	$11.6	$7.8	$8.5	$15.1	$49.0	65%

CRE Net Charge-offs as % of Total Net Charge-offs	1%	3%	4%	16%	10%	11%	20%	65%

(1)

Calculated as a percent of nonaccrual loans held for investment, which totaled $237.8 million at September 30, 2008. Excludes nonaccrual loans held for sale, which totaled $22.6 million at September 30, 2008.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Noninterest-bearing	$1,022,632	$1,107,115	$1,108,623	$1,127,657	$1,164,312
Interest-bearing checking	1,090,874	1,127,497	1,162,374	1,117,850	1,100,428
Money market accounts	1,806,143	2,162,599	2,182,709	2,188,261	2,184,822
Savings accounts	150,150	150,696	155,337	158,092	169,091
Time deposits under $100,000	1,840,363	1,468,372	1,408,593	1,442,030	1,384,094
Time deposits of $100,000 or more	1,524,813	1,479,740	1,557,927	1,496,270	1,515,417

Customer deposits (1)	7,434,975	7,496,019	7,575,563	7,530,160	7,518,164
Brokered deposits	2,573,833	2,390,350	1,875,969	2,258,408	1,983,505

Total deposits	10,008,808	9,886,369	9,451,532	9,788,568	9,501,669
Less: Brokered deposits	(2,573,833)	(2,390,350)	(1,875,969)	(2,258,408)	(1,983,505)
Add: Customer sweep accounts	551,559	536,642	631,214	648,311	599,021

Customer funding (2)	$7,986,534	$8,032,661	$8,206,777	$8,178,471	$8,117,185

Percentage of Deposits
Noninterest-bearing	10.2%	11.2%	11.7%	11.5%	12.2%
Interest-bearing checking	10.9	11.4	12.3	11.4	11.6
Money market accounts	18.1	21.9	23.1	22.4	23.0
Savings accounts	1.5	1.5	1.6	1.6	1.8
Time deposits under $100,000	18.4	14.8	14.9	14.7	14.6
Time deposits of $100,000 or more	15.2	15.0	16.5	15.3	15.9

Customer deposits (1)	74.3	75.8	80.1	76.9	79.1
Brokered deposits	25.7	24.2	19.9	23.1	20.9

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	(30.4)%	(0.5)%	(6.8)%	(12.5)%	(25.7)%
Total deposits	4.9	18.5	(13.8)	12.0	(23.0)
Customer funding (2)	(2.3)	(8.5)	1.4	3.0	(11.0)

Growth Year-To-Date, Annualized (4)
Noninterest-bearing	(12.4)%	(3.7)%	(6.8)%	(12.0)%	(12.2)%
Total deposits	3.0	2.0	(13.8)	2.9	(0.2)
Customer funding (2)	(3.1)	(3.6)	1.4	(2.6)	(4.4)

(1)	Total deposits less brokered deposits.

(2)	Total deposits less brokered deposits plus customer sweep accounts.

(3)	At June 30, 2007, noninterest-bearing totaled $1,244,834, total deposits totaled $10,085,806, and customer funding totaled $8,348,935.

(4)	At December 31, 2006, noninterest-bearing totaled $1,280,908, total deposits totaled $9,516,740, and customer funding totaled $8,392,597.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$137,927	$169,074	$541,022	$206,216	$595,272
Customer sweep accounts	551,559	536,642	631,214	648,311	599,021
Federal Reserve borrowings	30,000	500,000	200,000	—	—
FHLB advances	—	—	—	—	175,000
Commercial paper	19,068	25,155	29,582	30,828	32,601
Treasury, tax and loan note	450,375	350,730	515,632	752,195	668,687

Total short-term borrowings	1,188,929	1,581,601	1,917,450	1,637,550	2,070,581
Long-term borrowings
Repurchase agreements	200,000	200,000	200,000	200,000	200,000
FHLB advances	298,119	297,873	324,080	223,087	223,093
Subordinated notes	216,704	216,704	216,704	216,704	242,478
Mandatorily redeemable preferred stock of subsidiary	56,800	56,800	56,800	56,800	64,800
Note payable	779	791	775	786	797
Purchase accounting premiums, net of amortization	707	789	858	963	1,035

Total long-term borrowings	773,109	772,957	799,217	698,340	732,203

Total borrowings	1,962,038	2,354,558	2,716,667	2,335,890	2,802,784
Less: Customer sweep accounts	(551,559)	(536,642)	(631,214)	(648,311)	(599,021)
Add: Brokered deposits	2,573,833	2,390,350	1,875,969	2,258,408	1,983,505

Total wholesale borrowings	$3,984,312	$4,208,266	$3,961,422	$3,945,987	$4,187,268

Wholesale borrowings as a percentage of total assets	29.1%	30.1%	28.8%	28.4%	29.7%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES ON
AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

Regulatory Capital
Tier 1 capital	$1,295,008	$1,311,908	$1,089,115	$1,114,915	$1,152,663
Tier 2 capital	174,282	177,271	180,711	163,095	161,224

Total risk-based capital	1,469,290	1,489,179	1,269,826	1,278,010	1,313,887

Total risk-weighted assets	11,621,557	11,872,790	11,674,210	11,743,799	11,650,676

Tangible Equity
Preferred stock	$249,000	$250,000	$—	$—	$—
Common equity	1,284,614	1,309,202	1,378,321	1,550,308	1,548,252

Shareholders’ equity	1,533,614	1,559,202	1,378,321	1,550,308	1,548,252
Intangible assets	(484,570)	(487,886)	(488,093)	(678,182)	(679,669)

Tangible equity	1,049,044	1,071,316	890,228	872,126	868,583

Capital Ratios
Tier 1 risk-based capital	11.14%	11.05%	9.33%	9.49%	9.89%
Total risk-based capital	12.64	12.54	10.88	10.88	11.28
Leverage ratio	9.70	9.81	8.16	8.42	8.64

Tangible equity to tangible assets ratio	7.94	7.94	6.72	6.61	6.47
Impact of unrealized (gain) loss	0.21	0.24	0.02	0.21	0.27

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	8.15	8.18	6.74	6.82	6.74

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(48,147)	$(54,391)	$(3,042)	$(48,841)	$(61,462)
Net of income tax (included in equity)	(30,334)	(34,287)	(1,912)	(30,765)	(38,717)

Per Share Data
Preferred shares outstanding	249,000	250,000	—	—	—
Common shares outstanding	73,005,766	72,795,797	72,629,724	72,455,205	72,971,394
Conversion of preferred stock into common (1)	38,307,692	38,461,538	—	—	—

Common shares outstanding, assuming conversion	111,313,458	111,257,335	72,629,724	72,455,205	72,971,394

Common book value per common share	$17.60	$17.98	$18.98	$21.40	$21.22
Common tangible book value per common share	10.96	11.28	12.26	12.04	11.90
Book value per common share, assuming conversion (1)	13.78	14.01	18.98	21.40	21.22
Tangible book value per common share, assuming conversion (1)	9.42	9.63	12.26	12.04	11.90

Market Rates for U.S. Treasury Notes
Three year	2.28%	2.91%	1.79%	3.07%	4.03%
Five year	2.98	3.34	2.46	3.45	4.23

(1)	Using a $6.50 conversion price.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/08			6/30/08			3/31/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,233,343	$113,423	5.48%	$8,193,599	$114,935	5.64%	$7,983,464	$128,741	6.49%
Consumer loans	1,518,642	22,577	5.91	1,530,817	23,272	6.11	1,548,384	25,985	6.75
Indirect loans	706,780	12,621	7.10	734,155	13,152	7.21	703,670	12,680	7.25
Risk management derivatives tied to loans	—	6,812		—	6,657		—	3,822

Total loans (1)	10,458,765	155,433	5.91	10,458,571	158,016	6.08	10,235,518	171,228	6.73
Investment securities (taxable) (2)	1,768,461	20,186	4.57	1,799,907	20,591	4.58	1,749,423	20,392	4.66
Investment securities (nontaxable) (3)	290,431	3,726	5.13	299,350	3,814	5.10	326,318	4,143	5.08

Total investment securities	2,058,892	23,912	4.65	2,099,257	24,405	4.65	2,075,741	24,535	4.73
Federal funds sold, interest-bearing bank balances, and other temp investments	37,149	197	2.11	20,256	106	2.10	8,716	72	3.32

Total earning assets	12,554,806	179,542	5.69	12,578,084	182,527	5.83	12,319,975	195,835	6.39

Non-earning assets	1,281,130			1,290,065			1,524,930

Total assets	$13,835,936			$13,868,149			$13,844,905

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,130,079	$2,481	0.87	$1,120,716	$2,683	0.96	$1,155,418	$4,653	1.62
Savings	143,014	255	0.71	152,023	304	0.80	156,848	427	1.09
Money market	1,949,001	11,293	2.31	2,104,322	11,822	2.26	2,193,504	16,633	3.05
Time deposits, excluding brokered deposits	3,259,783	30,522	3.72	2,997,131	29,172	3.91	2,953,364	33,651	4.58
Brokered deposits	2,574,430	24,520	3.79	2,081,224	19,199	3.71	1,934,922	21,742	4.52

Total interest-bearing deposits	9,056,307	69,071	3.03	8,455,416	63,180	3.01	8,394,056	77,106	3.69
Customer sweep accounts	536,526	2,251	1.67	573,957	2,621	1.84	684,752	5,472	3.21
Other borrowings (4)	1,453,196	11,297	3.09	2,078,730	15,186	2.94	1,922,959	19,101	4.00

Total interest-bearing liabilities	11,046,029	82,619	2.98	11,108,103	80,987	2.93	11,001,767	101,679	3.72

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,059,565			1,079,390			1,083,505
Other noninterest liabilities	177,735			185,275			194,655

Total liabilities	12,283,329			12,372,768			12,279,927
Shareholders’ equity	1,552,607			1,495,381			1,564,978

Total liabilities and shareholders’ equity	$13,835,936			$13,868,149			$13,844,905

Net interest margin (tax-equivalent)		$96,923	3.08%		$101,540	3.24%		$94,156	3.07%
Less: tax-equivalent adjustment (3)		1,304			1,335			1,450

Net interest income		$95,619			$100,205			$92,706

Supplemental data:
Customer funding (5)	$8,077,968	$46,802	2.30%	$8,027,539	$46,602	2.33%	$8,227,391	$60,836	2.97%
Wholesale borrowings (6)	4,027,626	35,817	3.54	4,159,954	34,385	3.32	3,857,881	40,843	4.26

Total funding (7)	$12,105,594	$82,619	2.72%	$12,187,493	$80,987	2.67%	$12,085,272	$101,679	3.38%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)

During the three months ended September 30, 2008, June 30, 2008, and March 31, 2008, TSFG capitalized $424,000, $332,000, and $329,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07			9/30/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,919,926	$149,001	7.46%	$7,799,177	$154,655	7.87%
Consumer loans	1,563,625	28,657	7.27	1,570,591	29,432	7.43
Indirect loans	702,721	12,565	7.09	695,686	12,188	6.95
Risk management derivatives tied to loans	—	623		—	(882)

Total loans (1)	10,186,272	190,846	7.43	10,065,454	195,393	7.70
Investment securities (taxable) (2)	1,885,631	22,431	4.76	2,121,044	25,390	4.79
Investment securities (nontaxable) (3)	344,996	4,321	5.01	351,584	4,394	5.00

Total investment securities	2,230,627	26,752	4.80	2,472,628	29,784	4.82
Federal funds sold, interest-bearing bank balances, and other temp investments	4,833	64	5.25	6,574	100	6.03

Total earning assets	12,421,732	217,662	6.96	12,544,656	225,277	7.13

Non-earning assets	1,495,654			1,477,862

Total assets	$13,917,386			$14,022,518

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,078,194	$4,606	1.69	$1,122,793	$5,571	1.97
Savings	164,365	617	1.49	172,110	697	1.61
Money market	2,195,506	20,883	3.77	2,236,493	22,390	3.97
Time deposits, excluding brokered deposits	2,891,656	35,717	4.90	2,905,426	36,594	5.00
Brokered deposits	2,426,483	31,430	5.14	2,208,381	29,245	5.25

Total interest-bearing deposits	8,756,204	93,253	4.23	8,645,203	94,497	4.34
Customer sweep accounts	590,682	5,977	4.01	559,906	6,237	4.42
Other borrowings (4)	1,645,122	21,972	5.30	1,858,800	26,231	5.60

Total interest-bearing liabilities	10,992,008	121,202	4.37	11,063,909	126,965	4.55

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,149,816			1,198,350
Other noninterest liabilities	218,796			240,771

Total liabilities	12,360,620			12,503,030
Shareholders’ equity	1,556,766			1,519,488

Total liabilities and shareholders’ equity	$13,917,386			$14,022,518

Net interest margin (tax-equivalent)		$96,460	3.09%		$98,312	3.12%
Less: tax-equivalent adjustment (3)		1,512			1,538

Net interest income		$94,948			$96,774

Supplemental data:
Customer funding (5)	$8,070,219	$67,800	3.33%	$8,195,078	$71,489	3.46%
Wholesale borrowings (6)	4,071,605	53,402	5.20	4,067,181	55,476	5.41

Total funding (7)	$12,141,824	$121,202	3.96%	$12,262,259	$126,965	4.11%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	During the three months ended December 31, 2007 and September 30, 2007, TSFG capitalized $317,000 and $188,000 of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/08		6/30/08		3/31/08

		Diluted EPS		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(24,955)		$(10,932)		$(201,292)
Preferred stock dividends	(6,250)		(5,833)		—

Net Loss Available to Common Shareholders	$(31,205)	$(0.43)	$(16,765)	$(0.23)	$(201,292)	$(2.78)

Net Loss, as Reported (GAAP)	$(24,955)		$(10,932)		$(201,292)
Add: Income tax expense (benefit)	(29,526)		(8,056)		(16,557)

Loss Before Income Taxes	(54,481)		(18,988)		(217,849)
Non-Operating Items
(Gain) loss on securities	725		(1,876)		(396)
Gain on Visa IPO share redemption	—		—		(1,904)
Goodwill impairment	—		—		188,431
Employment contracts and severance	4,621		2,299		—
Branch acquisition and conversion costs	—		731		—
(Gain) loss on early extinguishment of debt	(125)		(83)		547
Visa-related litigation	—		—		(863)

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(49,260)		(17,917)		(32,034)
Add: Provision for credit losses	84,608		63,763		73,292

Pre-Tax, Pre-Provision Operating Earnings (income before taxes and provision, excluding non-operating items)	35,348		45,846		41,258
Less: Provision for credit losses	(84,608)		(63,763)		(73,292)
Related income taxes	(26,696)		(7,655)		(17,538)

Operating Loss (net loss, excluding non-operating items)	(22,564)		(10,262)		(14,496)
Preferred stock dividends	(6,250)		(5,833)		—

Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items)	(28,814)	(0.40)	(16,095)	(0.22)	(14,496)	(0.20)
Amortization of intangibles	1,474		1,589		1,658
Related income taxes	(552)		(596)		(622)

Cash Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items and amortization of intangibles)	$(27,892)	$(0.38)	$(15,102)	$(0.21)	$(13,460)	$(0.19)

Average Common Shares Outstanding, Diluted	72,755,480		72,611,024		72,449,437

Select Balance Sheet (Averages)
Total assets	$13,835,936		$13,868,149		$13,844,905
Intangible assets	(487,061)		(487,440)		(675,250)

Tangible assets	13,348,875		13,380,709		13,169,655

Preferred stock	249,717		137,783		—
Common equity	1,302,890		1,357,598		1,564,978

Shareholders’ equity	1,552,607		1,495,381		1,564,978
Intangible assets	(487,061)		(487,440)		(675,250)

Tangible equity	1,065,546		1,007,941		889,728

Return on Average Assets (1)
GAAP loss	(0.72)%		(0.32)%		(5.85)%

Return on Average Equity (1)
GAAP loss	(6.39)		(2.94)		(51.73)

Return on Average Common Equity (2)
GAAP loss available to common shareholders	(9.53)		(4.97)		(51.73)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.

(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/07		9/30/07		6/30/07		3/31/07

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$8,989	$0.12	$25,839	$0.35	$17,930	$0.24	$20,518	$0.27
Non-Operating Items
(Gain) loss on securities	1,288		(287)		2,237		1,385
Employment contract buyouts and severance	—		—		546		1,760
Loss on early extinguishment of debt	499		1,299		231		—
Visa-related litigation	881		—		—		—
Related income taxes	(800)		(314)		(1,008)		(1,065)

Operating Earnings (Net Income, Excluding Non-Operating Items)	10,857	0.15	26,537	0.36	19,936	0.27	22,598	0.30
Amortization of intangibles	1,853		1,907		2,136		2,001
Related income taxes	(377)		(591)		(714)		(677)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$12,333	$0.17	$27,853	$0.38	$21,358	$0.29	$23,922	$0.32

Average Common Shares Outstanding, Diluted	72,875,062		73,605,752		74,397,091		75,244,968

Select Balance Sheet (Averages)
Total assets	$13,917,386		$14,022,518		$14,093,079		$14,148,054
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible assets	13,238,535		13,341,992		13,410,495		13,463,428

Shareholders’ equity	1,556,766		1,519,488		1,546,392		1,551,769
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible equity	877,915		838,962		863,808		867,143

Return on Average Assets
GAAP earnings	0.26%		0.73%		0.51%		0.59%
Operating earnings	0.31		0.75		0.57		0.65
Cash operating earnings on average tangible assets	0.37		0.83		0.64		0.72

Return on Average Equity
GAAP earnings	2.29		6.75		4.65		5.36
Operating earnings	2.77		6.93		5.17		5.91
Cash operating earnings on average tangible equity	5.57		13.17		9.92		11.19

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,
	2007		2006

		Diluted EPS		Diluted EPS

Net (Loss) Income, as Reported (GAAP)	$73,276	$0.99	$112,866	$1.49
Non-Operating Items
(Gain) loss on securities	4,623		(4,037)
Gain on disposition of assets and liabilities	—		(2,498)
Goodwill impairment	—		—
Loss on sale of indirect auto loans previously HFI	—		3,477
Employment contract buyouts and severance	2,306		5,588
Loss on early extinguishment of debt	2,029		821
Visa-related litigation	881		—
Related income taxes	(3,187)		(1,116)

Operating (Loss) Earnings (Net (Loss) Income, Excluding Non-Operating Items)	79,928	1.08	115,101	1.52
Amortization of intangibles	7,897		8,775
Related income taxes	(2,359)		(2,474)

Cash Operating (Loss) Earnings (Net (Loss) Income, Excluding Non-Operating Items and Amortization of Intangibles)	$85,466	$1.15	$121,402	$1.61

Average Common Shares Outstanding, Diluted	74,085,440		75,542,848

Select Balance Sheet (Averages)
Total assets	$14,044,565		$14,202,649
Intangible assets	(681,628)		(689,116)

Tangible assets	13,362,937		13,513,533

Shareholders’ equity	1,543,552		1,506,195
Intangible assets	(681,628)		(689,116)

Tangible equity	861,924		817,079

Return on Average Assets
GAAP (loss) earnings	0.52%		0.79%
Operating (loss) earnings	0.57		0.81
Cash operating (loss) earnings on average tangible assets	0.64		0.90

Return on Average Equity
GAAP (loss) earnings	4.75		7.49
Operating (loss) earnings	5.18		7.64
Cash operating (loss) earnings on average tangible equity	9.92		14.86

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/08	6/30/08	3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$95,619	$100,205	$92,706
Tax-equivalent adjustment	1,304	1,335	1,450

Net interest income (tax-equivalent)	$96,923	$101,540	$94,156

Total noninterest income, as reported (GAAP)	$27,900	$32,190	$30,916
Adjustments for non-operating items:
(Gain) loss on securities	725	(1,876)	(396)
Gain on Visa IPO share redemption	—	—	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$28,625	$30,314	$28,616

Total noninterest expenses, as reported (GAAP)	$93,392	$87,620	$268,179
Adjustments for non-operating items:
Goodwill impairment	—	—	(188,431)
Employment contracts and severance	(4,621)	(2,299)	—
Branch acquisition and conversion costs	—	(731)	—
Gain (loss) on early extinguishment of debt	125	83	(547)
Visa-related litigation	—	—	863

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	88,896	84,673	80,064
Less: amortization of intangibles	(1,474)	(1,589)	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$87,422	$83,084	$78,406

Total Revenue (1)
GAAP	$123,519	$132,395	$123,622
Operating (2)	125,548	131,854	122,772

Noninterest Income as a % Total Revenue (3)
GAAP	22.59%	24.31%	25.01
Operating (2)	22.80	22.99	23.31

Efficiency Ratios (4)
GAAP	75.61	66.18	216.93
Operating (2)	70.81	64.22	65.21
Cash operating (2)	69.63	63.01	63.86

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	2.69	2.54	7.79
Operating (2)	2.56	2.46	2.33
Cash operating (2)	2.51	2.41	2.28

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a% of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07	9/30/07	6/30/07	3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$94,948	$96,774	$96,521	$94,538
Tax-equivalent adjustment	1,512	1,538	1,555	1,641

Net interest income (tax-equivalent)	$96,460	$98,312	$98,076	$96,179

Total noninterest income, as reported (GAAP)	$28,741	$29,917	$27,683	$26,970
Adjustments for non-operating items:
(Gain) loss on securities	1,288	(287)	2,237	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$30,029	$29,630	$29,920	$28,355

Total noninterest expenses, as reported (GAAP)	$80,481	$78,739	$80,151	$81,477
Adjustments for non-operating items:
Employment contract buyouts and severance	—	—	(546)	(1,760)
Loss on early extinguishment of debt	(499)	(1,299)	(231)	—
Visa-related litigation	(881)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	79,101	77,440	79,374	79,717
Less: amortization of intangibles	(1,853)	(1,907)	(2,136)	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$77,248	$75,533	$77,238	$77,716

Total Revenue (1)
GAAP	$123,689	$126,691	$124,204	$121,508
Operating (2)	126,489	127,942	127,996	124,534

Noninterest Income as a % of Total Revenue (3)
GAAP	23.24%	23.61%	22.29%	22.20%
Operating (2)	23.74	23.16	23.38	22.77

Efficiency Ratios (4)
GAAP	65.07	62.15	64.53	67.05
Operating (2)	62.54	60.53	62.01	64.01
Cash operating (2)	61.07	59.04	60.34	62.41

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	2.29	2.23	2.28	2.34
Operating (2)	2.25	2.19	2.26	2.29
Cash operating (2)	2.20	2.14	2.20	2.23

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a % of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2007	2006	2005	2004	2003

Select Financial Data Used in Ratios Calculated Below
Net interest income	$382,781	$401,371	$409,056	$335,841	$250,890
Tax-equivalent adjustment	6,246	6,903	6,054	4,356	2,681

Net interest income (tax-equivalent)	389,027	408,274	415,110	340,197	253,571
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$389,027	$408,274	$425,470	$367,757	$273,057

Net interest margin (tax-equivalent)	3.10%	3.22%	3.12%	3.06%	3.01%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.10	3.22	3.20	3.31	3.24

Total noninterest income, as reported (GAAP)	$113,311	$117,905	$43,850	$115,243	$92,841
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	—	13,278	(2,550)	14,237
(Gain) loss on securities	4,623	(4,037)	52,139	(11,721)	(16,456)
Impairment of perpetual preferred stock	—	—	—	10,367	—
Gain on disposition of assets and liabilities	—	(2,498)	—	(2,350)	(601)
Loss on sale of indirect auto loans previously HFI	—	3,477	—	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	117,934	114,847	109,267	108,989	90,021
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	10,360	27,560	19,486

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$117,934	$114,847	$98,907	$81,429	$70,535

Total noninterest expenses, as reported (GAAP)	$320,848	$325,939	$316,693	$240,610	$199,272
Adjustments for non-operating items:
Employment contract buyouts and severance	(2,306)	(5,588)	(10,327)	(1,080)	(512)
Merger-related costs	—	—	(4,009)	(7,866)	(5,127)
Impairment recovery (loss) from write-down of assets	—	—	(917)	277	(268)
Conservation grant of land	—	—	—	(3,350)	—
Loss on early extinguishment of debt	(2,029)	(821)	(7,101)	(1,429)	(2,699)
Visa-related litigation	(881)	—	—	—	—
Charitable contribution to foundation	—	—	(683)	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	315,632	319,530	293,656	227,162	190,666
Less: amortization of intangibles	(7,897)	(8,775)	(8,637)	(6,043)	(3,433)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$307,735	$310,755	$285,019	$221,119	$187,233

Total Revenue (1)
GAAP	$496,092	$519,276	$452,906	$451,084	$343,731
Operating (2)	506,961	523,121	524,377	449,186	343,592

Noninterest Income as a % of Total Revenue (3)
GAAP	22.84%	22.71%	9.68%	25.55%	27.01%
Operating (2)	23.26	21.95	20.84	24.26	26.20
Operating, excluding net cash settlement of certain interest rate swaps (4)	23.26	21.95	18.86	18.13	20.53

Efficiency Ratios (5)
GAAP	64.68	62.77	69.92	53.34	57.97
Operating (2)	62.26	61.08	56.00	50.57	55.49
Cash operating (2)	60.70	59.40	54.35	49.23	54.49

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.